OTHER INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2025
OTHER INCOME (EXPENSE), NET
Schedule of other income and expenses

The following table summarizes other income (expenses), net recognized for the years ended December 31, 2025, 2024, and 2023:

	Year Ended December 31,
	2025	2024	2023
Recognition of accumulated gain associated with available-for- sale debt securities	3,412	—	—
Change in fair value of equity securities	(5,164)	—	—
Settlement of TJ Biopharma repurchase obligations	—	(12,388)	—
Change in fair value and extinguishment of put right liabilities	—	13,852	(1,118)
Net foreign exchange losses	(4)	(5,573)	(8,044)
Income of incentive payment from depository bank	256	1,273	1,214
Impairment of long-lived assets	—	(1,246)	—
Others	(182)	(636)	(142)
Total Other income (expense), net	$(1,682)	$(4,718)	$(8,090)